UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2005

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-20618	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 1, 2005, RailAmerica, Inc.'s ("the Company's") Board of Directors elected Anne H. McNamara to fill one of the vacant positions created by the Board of Directors on August 25, 2004. Ms. McNamara will serve as an independent (Class II) director until the shareholders meeting in 2007. On April 4, 2005, the Company issued a press release announcing the election. A copy of the press release is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is being filed herewith:

Exhibit No. Description
99.1 Press Release, dated April 4, 2005, issued by RailAmerica, Inc. announcing the election of Anne H. McNamara to the Board of Directors, effective April 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

April 4, 2005	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 4, 2005, issued by RailAmerica, Inc. announcing the election of Anne H. McNamara to the Board of Directors, effective April 1, 2005.